United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of

the Securities Exchange Act of 1934

x Filed by the Registrant	o Filed by a Party other than the Registrant

Check the appropriate box:
o	Preliminary Proxy Statement
o	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
o	Definitive Proxy Statement
x	Definitive Additional Materials
o	Soliciting Material under § 240.14a-12

PUBLIC STORAGE

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
x	No fee required.
o	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:
	(5)	Total fee paid:
o	Fee paid previously with preliminary materials.
o

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PUBLIC STORAGE ATTN: INVESTOR SERVICES DEPARTMENT 701 WESTERN AVENUE GLENDALE, CA 91201-2349 D35604-P50048

You invested in PUBLIC STORAGE and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 26, 2021.

Get informed before you vote.

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting materials by requesting prior to April 12, 2021. If you would like to request a copy of the voting materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

*

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Trustees:

1a.	Ronald L. Havner, Jr.	For

1b.	Tamara Hughes Gustavson	For

1c.	Leslie S. Heisz	For

1d.	Michelle Millstone-Shroff	For

1e.	Shankh S. Mitra	For

1f.	David J. Neithercut	For

1g.	Rebecca Owen	For

1h.	Kristy M. Pipes	For

1i.	Avedick B. Poladian	For

1j.	John Reyes	For

1k.	Joseph D. Russell, Jr.	For

1l.	Tariq M. Shaukat	For

1m.	Ronald P. Spogli	For

1n.	Paul S. Williams	For

2.	Advisory vote to approve the compensation of Named Executive Officers.	For

3.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	For

4.	Approval of the 2021 Equity and Performance-Based Incentive Compensation Plan.	For

5.	Approval of the amendment to the Declaration of Trust to eliminate cumulative voting.	For

NOTE: Other matters: In their discretion, the Proxies and/or the Trustee are authorized to vote upon such other business as may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery.”

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